[ARROW LOGO]
                            ARMADA FUNDS
                            EQUITY SERIES

                            SEMI-ANNUAL REPORT - NOVEMBER 30, 1995
                            (UNAUDITED)

ARMADA                           TABLE OF CONTENTS
MID CAP
REGIONAL                         Chairman's Message .........................................   1
FUND

ARMADA                           Equity Series Overview  ....................................   3
EQUITY
FUND                             FUND OVERVIEWS

ARMADA
EQUITY INCOME                    Armada Mid Cap Regional Fund ...............................   6
FUND
                                 Armada Equity Fund .........................................   8

                                 Armada Equity Income Fund ..................................  10

                                 PORTFOLIOS OF INVESTMENTS AND FINANCIAL STATEMENTS

                                 Armada Mid Cap Regional Fund ...............................  12

                                 Armada Equity Fund  ........................................  18

                                 Armada Equity Income Fund  .................................  24

                                 NOTES TO FINANCIAL STATEMENTS ..............................  30

- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, ITS AFFILIATES OR ANY BANK.
- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE INVESTMENT RETURN WILL FLUCTUATE.

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about the Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by 440 Financial Distributors, Inc., 290 Donald Lynch Boulevard, Marlborough, MA, 01752. 440 Financial Distributors, Inc. is not affiliated with National City Bank and is not a bank.

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                            ARMADA FUNDS SEMI-ANNUAL REPORT

                            CHAIRMAN'S MESSAGE

                            Dear Armada Shareholders:

                              For the six months ended November 30, 1995, the
                            equity and bond markets continued to flourish beyond many expectations. Armada Funds investment advisers responded in kind, producing decided gains for our shareholders during this period.

                              While we are always pleased to see the markets
                            perform well in the short term, we continue to stress to our shareholders the value of following a disciplined and diversified, long-term investment strategy. Over the years, a long-term investment perspective has helped investors attain financial goals such as providing a college education for children, purchasing a new home or meeting retirement needs.

                            ARMADA NEWS

                              I am pleased to announce two significant events
                            which have taken place during these past six months with respect to the Armada Family of Funds:

                            TWO ASSET MANAGERS JOIN ARMADA

                              On September 28, 1995, Robert M. Leggett and James
                            R. Kirk joined Armada Funds as asset managers for the Equity Fund and Equity Income Fund, respectively. Both have significant investment management expertise and have successfully managed large institutional funds over the past two decades. Mr. Leggett has held equity-related positions including chief investment officer, director of equity investments, and director of research. Mr. Kirk is well-known in the Cleveland investment community and comes to National City after holding the investment management positions of chief investment officer, head of equity asset management and director of research.

                            TREASURY FUND RECOGNIZED FOR QUALITY

                              Armada Treasury Fund, one of the four money market
                            funds offered by Armada Funds, was recently rated "AAAm-G" by Standard & Poor's, based on an analysis of the Fund's credit quality, investment policies and management and market price exposure. This rating indicates that the

[ARROW LOGO]
                            ARMADA FUNDS SEMI-ANNUAL REPORT

                            CHAIRMAN'S MESSAGE (CONTINUED)

                            Fund's safety of invested principal is excellent and reflects its superior capacity to maintain a $1 per share net asset value at all times.

                              As you read ahead, you will find commentaries
                            which discuss market and fund activities during the past six months for the Armada Equity Series. Please remember that the Armada Family of Funds offers a full range of investment products. Each fund offers a distinctive investment style and position along the risk/reward spectrum. As always, Armada is committed to providing our shareholders with quality investment products and services. For more information about Armada Funds, please contact your investment specialist or call 1-800-622-FUND (3863).

                            Sincerely,

                            [SIGNATURE]

                            Richard B. Tullis
                            Chairman
                            Armada Funds Board of Trustees

[ARROW LOGO]                ARMADA FUNDS SEMI-ANNUAL REPORT

                                EQUITY SERIES OVERVIEW

"THE CATALYSTS FOR BOTH THE
STRENGTH AND CONSISTENCY OF
THIS STOCK MARKET ADVANCE CAN
BE FOUND IN THE CONTINUING
DOWNWARD TREND OF INTEREST
RATES, BETTER-THAN-EXPECTED
CORPORATE PROFIT GROWTH AND
STRONG CASH FLOWS INTO THE
EQUITY MARKETS FROM BOTH
INDIVIDUAL INVESTORS AND
CORPORATIONS."              As Armada Funds reached the November 30, 1995,
                            mid-point of fiscal year 1996, the powerful financial market advance born in the early months of calendar year 1995 remained fully intact. The power and consistency of this stock market rally is evidenced not only in the fiscal year to date 14.98% total return for the Standard and Poor's 500 Stock
                            Index (the "S&P 500"), but also in the fact that the S&P 500 suffered only one month of negative returns thus far in the calendar year. The catalysts for both the strength and consistency of this stock market advance can be found in the continuing downward trend of interest rates, better-than-expected corporate profit growth and strong cash flows into the equity markets from both individual investors and corporations.

                              As the first half of fiscal year 1996 progressed,
                            market leadership was squarely centered on large capitalization, high beta (price volatility) and high-earnings growth stocks. As a result, technology stock groups (including computer software and hardware, aerospace, instrumentation and telecommunication equipment companies) were among the best performing areas. Investor focus on themes closely associated with technology issues such as capital spending, productivity and global competitiveness engendered heavy flows of funds into these issues. Healthcare stocks - particularly HMOs, drugs and medical products - turned in very strong performances as they came roaring back from the ashes of the healthcare reform scare of 1993-94. Financial stocks, both banks and brokerage issues, also delivered impressive performances. Downward trending interest rates and the rapidly escalating consolidation within the banking industry were two themes associated with financial stocks which investors found hard to resist. Consumer staples groups such as household products, beverages, tobacco and cosmetics reported steady earnings gains as they continued their emphasis on international expansion.

                              The market environment was much more difficult for
                            the energy, basic materials, consumer cyclical and industrial cyclical industries. The earnings prospects for these sectors depend on improving economic growth and the consensus outlook for the economy was tepid, at best, during the past several months. We have seen no reason to disagree with that outlook. More importantly, the Federal Reserve also seemed to agree with it, as reflected in the July reduction of the Fed discount rate. However, the Fed's reluctance to ease further has caused the yield curve to become virtually flat.

[ARROW LOGO]                 ARMADA FUNDS SEMI-ANNUAL REPORT

"THE HIGHER EXPECTED GROWTH
AND BETTER RETURNS ON EQUITY
OF THE SPBGROWTH COMPANIES IS
ACCOMPANIED BY HIGHER
VALUATIONS, WHETHER MEASURED
AS THE HIGHER PRICE-EARNINGS
RATIO OR LOWER DIVIDEND YIELD.
THE HIGHER BETA OF THE SPBGROWTH
SHOWS THAT ONE SHOULD ALSO EXPECT
GREATER PRICE VOLATILITY FROM
A FUND THAT IS BENCHMARKED TO
THE SPBGROWTH."               While still lagging for the calendar year, the
                            smaller capitalization stock indices kept up with the S&P 500 during the most recent six months. The Standard & Poor's Midcap 400 Index (the "S&P Midcap 400") returned 16.16% and the Russell 2000 was up 15.05%. The smaller capitalization end of the stock market was also led by the high beta technology group as well as banks and specialty financials. For further elaboration on this area, please see the Armada Mid Cap Regional Fund commentary.

                              With this commentary, we are introducing
                            additional "style" benchmarks for Armada Equity Fund and Armada Equity Income Fund. Style benchmarks are useful for making comparisons of the portfolio characteristics (growth rates, yields, betas, profitability, etc.), industry sector weightings and investment returns of each fund to the most appropriate market index. The Armada Equity Fund will be compared to the Standard and Poor's BARRA Growth Index ("SPBGrowth"), as the SPBGrowth is the industry standard benchmark for large capitalization growth funds.

                              Likewise, we have identified the Standard and
                            Poor's BARRA Value Index ("SPBValue") as the benchmark for the Equity Income Fund. Data as of November 30, 1995, shown in the table below, indicates that the higher expected growth and better return on equity of the SPBGrowth companies is accompanied by higher valuations, whether measured as the higher price-earnings ratio or lower dividend yield. The higher beta of the SPBGrowth shows that one should also expect greater price volatility from a fund that is benchmarked to the SPBGrowth.

                            ----------------------------------------------------

                                                               5 YR.       PRICE/                     RETURN
                                                                EPS       EARNINGS      DIVIDEND        ON
                                                              GROWTH        RATIO         YIELD       EQUITY      BETA
                                                              -------     ---------     ---------     -------     -----
                                           S&P 500               +12%        15x             2.3%         16%      1.00
                                           SPBGrowth             +14%        17x             1.7%         23%      1.06
                                           SPBValue              + 9%        12x             3.0%         14%      0.94

                            ----------------------------------------------------

                              As would be expected in the market environment
                            described in this report, the SPBGrowth gained 17.03% over the past six months while the SPBValue was up only 12.69%.

[ARROW LOGO]                ARMADA FUNDS SEMI-ANNUAL REPORT

"WITHOUT A DOUBT,
THE STOCK MARKET HAS
BEEN A MOST REWARDING
USE OF INVESTOR FUNDS
THIS YEAR."
                            INVESTMENT OUTLOOK
                              During the first half of the Armada Funds fiscal
                            year 1996, the stock market set a series of all time high levels. The S&P 500 shot past the 600 level and the Dow Jones Industrial Average rocketed through the 5000 level in November. Incredibly, these "century marks" were reached only nine months after the indices first surpassed the 500 and 4000 levels. Without a doubt, the stock market has been a most rewarding use of investor funds this year. After these huge gains, the stock market currently does seem rather expensive, but we see no immediate danger of a serious reversal in prices.

                              The reason for that posture is that the key
                            factors behind the great bull market that began over a decade ago remain firmly in place. Those factors are disinflation and demographics. "Disinflation" means stable, moderate levels of inflation (the Consumer Price Index increases at a 2-3% annual rate) which provides enough pricing "grease" to keep the wheels of the economy moving smoothly, but not so much as to cause deterioration of profit margins. Historically, such eras have been very good periods to own financial assets such as stocks and bonds. The 1980s - 1990s have certainly proven that. The demographics factor arises from the fact that the Baby Boomer generation is now in the midst of the peak earning and saving segment of its life cycle. This creates an enormous flow of funds that not only helps keep the economy growing, but also must be invested somewhere. Surveys show that most Boomers do not believe they can count on Social Security to provide for them in their old age, so they have an added incentive to save - and invest. We believe that stocks will continue to be the asset class of choice over the next few years.

                              Clearly, the stock market will not rise forever
                            without cyclical setbacks, so we are constantly on the lookout for signs of trouble. We would become concerned if the bond market experienced a major reversal, if earnings growth slowed dramatically, or if investor sentiment became extremely bullish. As of this writing, none of these factors are in place.

[ARROW LOGO]                 FUND OVERVIEW

                             ARMADA MID CAP REGIONAL FUND

ASSET MANAGER:
LAWRENCE E. BAUMGARTNER,
  PRESIDENT
  BROAD STREET
  ASSET MANAGEMENT

FUND'S DATE OF INCEPTION:
JULY 26, 1994 (INSTITUTIONAL SHARES)
AUGUST 15, 1994 (RETAIL SHARES)

ASSETS:
$70,624,830 (INSTITUTIONALSHARES)
$ 4,488,378 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK CAPITAL APPRECIATION BY
INVESTING IN A DIVERSIFIED
FUND OF PUBLICLY TRADED EQUITY
SECURITIES OF ISSUERS WHICH ARE
DOMICILED PRIMARILY IN OHIO, INDIANA
AND KENTUCKY AND CONTIGUOUS
STATES AND OTHER STATES IN WHICH
NATIONAL CITY CORPORATION
AFFILIATES ARE LOCATED.
                              The small/mid cap markets followed the cue of the
                            large cap Standard and Poor's 500 Stock Index (the "S&P 500") during the six months ending November 30, 1995, showing 15.05% appreciation for the small cap Russell 2000, and 16.16% for the Standard & Poor's Midcap 400 Stock Index (the "S&P Midcap 400"). These two indices are the most widely recognized benchmark indices for the stocks of mid- and small-sized companies and will jointly serve as the performance benchmarks for this fund, henceforth. By comparison, the Armada Mid Cap Regional Fund (the "Fund") had total returns of 7.64% and 7.46% (before sales load) for Institutional and Retail shareholders, respectively, during the same time frame. Since inception in July 1994, annualized return of 16.83% for the Mid Cap Regional Fund Institutional shares and 15.04% for Retail shares (before sales load) compare to 19.8% annualized for the Russell 2000 and 23.2% for the S&P Midcap 400.

                              The technology and financial services stocks
                            continue to lead the charge in this latest market advance, as any stock remotely tied to a rapidly-evolving Internet, semiconductor or software theme moved sharply (or even explosively) ahead. In the finance sector, brokers, banks and most any company related to consumer lending were the leaders during this fiscal period.

                              On the flip side, most any small company tied to
                            the goods producing sectors (steel, autos and chemicals) underperformed the averages, while retail stocks were in a general free fall over the summer months. It is readily apparent there is too much retail space in America and this is leading to a severe shake out of marginal players.

                              The Fund was largely on the sidelines during this
                            techno-mania due to our value discipline and regional bias. We owned several stocks which showed very strong performance during the last six months. These include Wilmington, Ohio-based Airborne Freight (+49%), Mansfield, Ohio-based Shiloh Industries (+33%), Bensalem, Pa.-based American Travelers (+39%) and Malvern, Pa.-based Amerisource Health (+38%). Holding back the Fund's performance were several consumer-related and basic products companies which were feeling the brunt of a sharp slowing in goods producing and consumer end markets. The earnings picture in smaller companies turned sharply negative as 1995 progressed, with more than 40% of the small cap Russell 2000 companies now reporting negative year-to-year earnings comparisons. As 1996 unfolds, we believe the slower earnings trend will shift to the technology sector as capital spending slows and to the credit cyclicals as delinquencies and credit quality questions begin to emerge.

[ARROW LOGO]                FUND OVERVIEW

"AS 1996 UNFOLDS, WE BELIEVE
THE SLOWER EARNINGS TREND
WILL SHIFT TO THE TECHNOLOGY
SECTOR AS CAPITAL SPENDING SLOWS AND TO
THE CREDIT CYCLICALS AS
DELINQUENCIES AND CREDIT
QUALITY QUESTIONS BEGIN TO EMERGE."

                            LOOKING FORWARD
                              As noted, we are largely onlookers when it comes
                            to the tech sectors, as valuations appear excessive and holes are beginning to show in the earnings outlook. Our overweighting in the basic products sector reflects a group with low expectations, inexpensive valuations, and high potential returns. As usual, we continue our value-oriented discipline, maintaining a portfolio of stocks with low price-earnings, price-book, and price-cash flow ratios. We believe that an aggressive Federal Reserve easing in interest rates during 1996 will have a positive effect on our Midwest economy, and our outlook for each stock in this Fund is positive.


                                TOTAL RETURNS as of 11/30/95

                                      Six Months         1-Year       Since Inception(2)(4)
Armada Mid Cap Regional Fund
Institutional Shares(1)                  7.64%           17.62%              16.83%

Armada Mid Cap Regional Fund
Retail Shares  With Sales Load           3.42%           12.91%              11.66%
               Without Sales Load        7.46%           17.26%              15.04%


Past performance is not predictive of future performance.

                      GROWTH OF A $10,000 INVESTMENT (BEGINNING 7/26/94)(3)

                                                                  Armada Mid      Armada Mid
                                                                 Cap Regional    Cap Regional
                                                                 Fund (Instit-   Fund (Retail
      Measurement Period          S&P Midcap     Russell 2000       utional       Shares with
    (Fiscal Year Covered)          400 Index         Index         Shares)(1)     sales load)
June-1994                               $10000          $10000          $10000          $10000
Aug-1994                                 10524           10557           10590            9934
Oct-1994                                 10440           10479           10700           10028
Dec-1994                                 10061           10325           10736           10059
Feb-1995                                 10699           10619           10887           10202
Apr-1995                                 11104           11041           11180           10478
June-1995                                11834           11786           11653           10908
Aug-1995                                 12662           12723           12036           11260
Oct-1995                                 12667           12372           11814           11051
Nov-1995                                 13209           12892           12338           11537

                        (1) Institutional shares are sold primarily to Banks and
                            clients of National Asset Management Corporation
                            (NAM) customers. Certain account level charges may apply.
                        (2) The Armada Mid Cap Regional Fund's date of inception
                            was July 26, 1994 for Institutional shares and August 15, 1994 for Retail shares.
                        (3) The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.
                        (4) Annualized.

[ARROW LOGO]

                            FUND OVERVIEW

                            ARMADA EQUITY FUND

ASSET MANAGER:
 ROBERT M. LEGGETT,
  VICE PRESIDENT
  NATIONAL CITY
  ASSET MANAGEMENT GROUP --
  DIRECTOR OF EQUITIES

FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989
(INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL SHARES)

ASSETS:
$141,084,467 (INSTITUTIONAL SHARES)
$  5,863,748 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK A HIGH LEVEL OF TOTAL
RETURN ARISING OUT OF CAPITAL
APPRECIATION AND INCOME. THE
FUND INVESTS IN COMMON STOCKS
AND SECURITIES CONVERTIBLE
INTO COMMON STOCKS.           The Armada Equity Fund (the "Fund") produced a
                            very solid 12.91% return for Institutional shareholders and 12.75% (before sales load) for Retail shareholders in the first six months of Fiscal 1996 which ended November 30, 1995. We are disappointed to report that we nonetheless lost ground to our primary benchmark over that timeframe, as the Standard & Poor's 500 Stock Index (the "S&P 500") was up 14.98%. Likewise, during this six-month period, Standard and Poor's/BARRA Growth Index appreciated 17.03%. Market leadership was very narrow during these six months which made it a difficult period for active managers in the stock market. This was compounded by the fact that most stocks which performed well ran up very rapidly. The lack of price pullbacks made it very hard to find reasonable levels at which to buy the leadership, which kept us out of most of the technology leadership stocks.

                              Fortunately, our holdings in the healthcare and
                            financial sectors were at the forefront of market leadership. Medtronic, Schering Plough, Pfizer and American Home Products were the featured stocks in our healthcare overweight and each of them outperformed the S&P 500 by more than 10% for the past six months. Likewise, we were well overweighted in financials and earned very strong returns from a diversified group of stocks that included State Street Bank, Fannie Mae and Chubb. While we were only market weighted in technology, our stock picks helped Fund performance, as Qualcomm (a wireless communications equipment company), Automatic Data Processing and Xerox all had very strong returns. The Fund's overweight in long distance telephones also worked out well; both AT&T and MCI Communications outgained the S&P 500 by over 15%! Our large holdings in the capital goods and consumer cyclicals groups were the primary negative for the Fund's six-month performance. Pollution control stocks (Browning-Ferris) building-related companies (Masco and York International), and retailers (Kmart and Dillard's) were all weak as fears of an economic slowdown grew.

                            LOOKING FORWARD
                              In examining the Fund's performance, we concluded
                            that a stronger focus on our large capitalization growth stock portfolio style should lead to improved performance over the longer term. Within that context, we have introduced the Standard and Poor's/BARRA Growth Index as a more suitable benchmark for the Fund. While the Fund has always been managed as a large cap growth fund, in recent years, the stock selection methodology emphasized diversification and de-emphasized higher price/earnings ratio, high-quality, longer term growth companies. After a

[ARROW LOGO]                FUND OVERVIEW

"WE WERE WELL OVERWEIGHTED IN
FINANCIALS AND EARNED VERY
STRONG RETURNS FROM A
DIVERSIFIED GROUP OF STOCKS
THAT INCLUDED STATE STREET
BANK, FANNIE MAE AND
CHUBB." portfolio restructuring, which was basically completed in November, the majority of the Fund's holdings will henceforth consist of high-quality companies with longer term earnings growth rates projected at well above the S&P 500 growth rate. We will still search out, and invest in, cyclical growth companies which are in the "sweet spot" of their earnings cycle.

                              In summary, we foresee an environment of continued
                            moderate economic growth, low interest rates, virtually non-existent inflation and slowing overall earnings growth. Until these factors reverse or weaken to the point of recession, the outlook for growth stock investing should remain positive. We are optimistic that the remainder of the fiscal year will show favorable returns for the Fund.


                                                  TOTAL RETURNS AS OF 11/30/95
                                   ------------------------------------------------------------------------
                                   Six Months    1-Year    3-Years(4)    5-Years(4)    Since Inception(2,4)
                                   ----------    ------    ----------    ----------    --------------------

Amanda Equity Fund
Institutional Shares(1)               12.91%     26.39%       7.70%      13.45%              11.33%

Amanda Equity Fund
Retail Shares  With Sales Load         8.50%     21.33%       6.08%      12.32%              10.39%
               Without Sales Load     12.75%     26.03%       7.44%      13.17%              11.10%

Past performance is not predictive of future performance.


             GROWTH OF A $10,000 INVESTMENT (BEGINNING 12/30/89)(3)


                                                                 Armada Equity     Armada Equity
                                                                     Fund          Fund (Retail
      Measurement Period           S&P BARRA                     (Institutional     Shares with
    (Fiscal Year Covered)        Growth Index    S&P 500 Index     Shares)(1)        sales load)
Nov-1989                             $10000.00       $10000.00       $10000.00       $10000.00
May-1990                              10599.00        10628.52        10846.50        10439.30
Nov-1990                               9710.80         9653.18        10073.90         9695.70
May-1991                              12088.60        11881.79        12809.70        12328.80
Nov-1991                              12152.40        11616.65        12578.90        12071.50
May-1992                              13387.70        13052.42        13950.10        13374.30
Nov-1992                              14471.70        13762.47        15163.90        14519.20
May-1993                              14318.30        14567.84        14954.90        14311.00
Nov-1993                              14708.70        15152.34        14911.80        14246.00
May-1994                              14467.90        15188.35        15165.60        14470.70
Nov-1994                              15016.20        15310.27        14986.60        14286.70
May-1995                              17827.90        18246.43        16776.10        15969.10
Nov-1995                              20863.40        19649.22        18942.30        18005.70

                     (1) Institutional shares are sold primarily to Banks and
                         National Asset Management Corporation (NAM) customers. Certain account level charges may apply.
                     (2) The Armada Equity Fund's date of inception was
                         December 20, 1989 for Institutional shares and April 15, 1991 for Retail shares.
                     (3) The return and principal value of an investment will
                         fluctuate. When redeemed, shares may be worth more or less than their original cost.
                     (4) Annualized.

[ARROW LOGO]
                            FUND OVERVIEW

                            ARMADA EQUITY INCOME FUND

ASSET MANAGER:
 JAMES R. KIRK,
  VICE PRESIDENT
  NATIONAL CITY
  ASSET MANAGEMENT GROUP --
  INVESTMENT STRATEGIST

FUND'S DATE OF INCEPTION:
JULY 1, 1994 (INSTITUTIONAL SHARES)
AUGUST 22, 1994 (RETAIL SHARES)

ASSETS:
$48,424,746 (INSTITUTIONAL SHARES)
$   213,115 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
SEEK A COMPETITIVE TOTAL RATE
OF RETURN THROUGH INVESTMENTS IN
EQUITY AND EQUITY EQUIVALENT
SECURITIES WHICH CARRY
PREMIUM YIELDS.               The Armada Equity Income Fund (the "Fund")
                            returned 10.0% for Institutional shareholders and 9.88% (before sales load) for Retail shareholders in the first six months of Fiscal 1996 (period ending November 30, 1995). This compares with 14.98% for the Standard and Poor's 500 Stock Index (the "S&P 500"). During this six-month period, there was a large difference between the performance of growth and value stocks, as indicated by the return of 12.69% for Standard and Poor's/BARRA Value Index (the "SPBValue").

                              This was a market in which high growth, low yield,
                            and high beta stocks outperformed. Because of its emphasis on income, the Fund is concentrated in lower growth, higher yield, lower beta stocks. From a sector perspective, the Fund's performance was hurt by its overweighting in consumer cyclical stocks, by its slight overweighting in energy and utilities stocks and by its underweighting in technology. The Fund was helped by its moderate overweight in financial stocks, the best performing sector during this period.

                              During the last two months, the Fund's positions
                            in oil, telephone, electric utility, banking and insurance stocks have increased. Positions in publishing and printing stocks, tobacco, drug and food stocks have been reduced. Relative to the S&P 500, the Fund is now overweighted in the energy, financial and utilities sectors and underweighted in the technology, consumer non-durables, consumer cyclicals and capital goods sectors. Relative to the SPBValue, the Fund is overweighted in consumer staples, moderately overweighted in utilities and underweighted in consumer cyclicals and financial stocks. The weighted average market capitalization of the Fund has increased over the last two months from about $15 billion to about $20 billion. This compares with $29 billion for the S&P 500 and $20 billion for the SPBValue. The Fund has an SEC 30-Day Yield of 3.1% (Institutional Shares) and 2.7% (Retail Shares). The beta is .85, compared with a beta of 1.00 for the S&P 500 and .94 for the SPBValue.

                            LOOKING FORWARD
                              As to future direction, we will be looking for
                            additional opportunities to lighten up on consumer staples, particularly drug stocks and tobacco stocks, which have performed very well this year and in which the Fund is overweighted relative to the SPBValue. Going forward, the Fund will be using S&P/BARRA Value Index as the Fund's performance benchmark rather than the S&P 500 Index because its characteristics more closely

[ARROW LOGO]                FUND OVERVIEW

"THE FUND WAS HELPED BY
ITS MODERATE OVERWEIGHT
IN FINANCIAL STOCKS, THE
BEST PERFORMING SECTOR
DURING THIS PERIOD."        match those of the Fund. These characteristics
                            include yield, beta, market capitalization and industry weightings. We will also be looking for opportunities to increase the Fund's position in auto and retail stocks, which have lagged the market this year and look increasingly interesting.

                          TOTAL RETURNS as of 11/30/95
-------------------------------------------------------------------------------------------
                                        Six Months      1-Year          Since Inception(2,4)
Armada Equity Income Fund               10.00%          24.91%          16.63%
Institutional Shares(1)
-------------------------------------------------------------------------------------------
Armada Equity Income Fund
Retail Shares  With Sales Load          5.75%           19.97%          12.64%
               Without Sales Load       9.88%           24.69%          16.07%
-------------------------------------------------------------------------------------------
Past performance is not predictive of future performance.

              GROWTH OF A $10,000 INVESTMENT (BEGINNING 7/7/94)(3)

                                                                 Armada Equity   Armada Equity
                                                                  Income Fund     Income Fund
                                                                   (Institu-        (Retail
      Measurement Period           S&P/BARRA     S&P 500 Stock      tional        Shares with
    (Fiscal Year Covered)         Value Index        Index          Shares)(1)    sales load)
June-1994                            $10000.00       $10000.00       $10000.00       $10000.00
Aug-1994                              10630.30        10751.45        10450.00         9821.80
Oct-1994                              10479.70        10725.12        10283.20         9647.50
Dec-1994                              10178.70        10467.68        10073.20         9438.30
Feb-1995                              10860.20        11178.92        10562.50         9893.60
Apr-1995                              11527.10        11847.06        10959.90        10267.60
Jun-1995                              12131.60        12606.75        11350.20        10623.70
Aug-1995                              12656.80        13057.89        11701.80        10946.30
Oct-1995                              12892.90        13010.88        11980.60        11202.30
Nov-1995                              13568.50        13583.36        12439.80        11641.80

                        (1) Institutional shares are sold primarily to Banks and
                            National Asset Management Corporation (NAM) customers. Certain account level charges may apply.

                        (2) The Armada Equity Income Fund's date of inception
                            was July 1, 1994 for Institutional shares and August 22, 1994 for Retail shares.

                        (3) The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.

                        (4) Annualized.

[ARROW LOGO]                PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA MID CAP REGIONAL FUND
(UNAUDITED)

                                   NUMBER
                                 OF SHARES      VALUE
                                 ----------  -----------
COMMON STOCK - 96.4%
AUTOMOTIVE PARTS - EQUIPMENT - 2.9%
  Amcast Industrial Corp.......      49,900  $   923,150
  Borge-Warner Automotive,
   Inc.........................      25,000      740,625
  Douglas & Lomason Co.........      44,000      500,500
                                             ------------
                                               2,164,275
                                             ------------
BANKING - 1.8%
  First of America Bank
   Corp........................      10,000      448,750
  Huntington Bancshares,
   Inc.........................      36,750      893,484
                                             ------------
                                               1,342,234
                                             ------------
BUILDING & BUILDING SUPPLIES - 5.0%
  Interface, Inc...............      40,000      652,500
  Pulte Corp...................      40,000    1,230,000
  Ryland Group, Inc............     100,000    1,237,500
  Wolohan Lumber Co............      65,000      580,937
                                             ------------
                                               3,700,937
                                             ------------
BUSINESS SERVICES - 4.3%
  Flightsafety International,
   Inc.........................      27,300    1,433,250
  Unifirst Corp................     111,200    1,765,300
                                             ------------
                                               3,198,550
                                             ------------
CHEMICALS - 2.3%
  Arco Chemical Co.............      10,000      475,000
  Geon Co......................      50,000    1,237,500
                                             ------------
                                               1,712,500
                                             ------------
CONSUMER-DURABLES - 0.2%
  Baldwin Piano & Organ Co.+...      12,000      151,500
                                             ------------
DRUGS & HEALTH CARE - 4.2%
  Amerisource Health Corp.+....      40,000    1,150,000
  Bergen Brunswig Corp., Class
   A...........................      40,000      960,000
  Bindley Western Industries,
   Inc.........................      57,000    1,018,875
                                             ------------
                                               3,128,875
                                             ------------
ELECTRONICS - 0.6%
  Premier Industrial Corp......      18,100      450,237
                                             ------------
FERTILIZER - 0.7%
  Scotts Co., Class A+.........      24,600      496,612
                                             ------------
FINANCIAL SERVICES - 3.0%
  U.S. Trust Corp..............      47,100    2,237,250
                                             ------------
FOODS - 0.5%
  Midwest Grain Products,
   Inc.........................       5,000       59,687
  Thorn Apple Valley, Inc......      17,000      280,500
                                             ------------
                                                 340,187
                                             ------------
FREIGHT & SHIPPING - 3.1%
  Airborne Freight Corp........      83,200    2,340,000
                                             ------------
HEALTH CARE - 1.2%
  Caremark International,
   Inc.........................      45,000      883,125
                                             ------------
INSURANCE - 18.6%
  Acordia, Inc.................      50,000    1,400,000
  American Travellers Corp.+...      15,000      377,813
  Amerin Corp. +...............      25,500      559,406
  AON Corp.....................      30,000    1,413,750
  Capitol American Financial
   Corp........................      30,000      615,000
  Gallagher (Arthur J.) &
   Co..........................      20,000      655,000

                             See Accompanying Notes

[ARROW LOGO]                PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA MID CAP REGIONAL FUND (CONTINUED)
(UNAUDITED)

                                   NUMBER
                                 OF SHARES      VALUE
                                 ----------  -----------
INSURANCE (CONT'D.)
  Harleysville Group, Inc......      65,400  $ 1,888,425
  Horace Mann Educators
   Corp........................     163,300    4,735,700
  John Alden Financial Corp....      85,000    1,753,125
  Kansas City Life Insurance
   Co..........................       9,000      474,750
                                             ------------
                                              13,872,969
                                             ------------
MACHINERY & HEAVY EQUIPMENT - 0.5%
  Cascade Corp.................      20,000      287,500
  Johnstown America
   Industries, Inc.+...........      22,500      119,531
                                             ------------
                                                 407,031
                                             ------------
METALS & MINING - 2.3%
  Brush Wellman, Inc...........      17,500      306,250
  Carbide Graphite Group,
   Inc.+.......................      31,000      457,250
  Commonwealth Aluminum
   Corp. ......................      30,000      511,875
  Mine Safety Appliances
   Co. ........................      10,400      451,100
                                             ------------
                                               1,726,475
                                             ------------
NATURAL RESOURCES - 1.7%
  Florida Rock Industries,
   Inc. .......................      30,000      795,000
  Nord Resources Corp.+........     210,700      447,738
                                             ------------
                                               1,242,738
                                             ------------
OIL & GAS - 1.2%
  Ashland Oil, Inc. ...........       5,000      174,375
  Belden & Blake Corp.+........      45,400      732,075
                                             ------------
                                                 906,450
                                             ------------
PAPER & FOREST PRODUCTS - 5.3%
  Caraustar Industries.........      75,000    1,500,000
  Glatfelter (P.H.) Co. .......      15,000      286,875
  Mead Corp. ..................      25,000    1,428,125
  Mosinee Paper Corp. .........      30,000      727,500
                                             ------------
                                               3,942,500
                                             ------------
PHOTO-EQUIPMENT & SUPPLIES - 0.1%
  CPI Corp. ...................       3,100       64,713
                                             ------------
RETAIL FOOD CHAINS - 3.1%
  Food Lion, Inc., Class B.....     180,000    1,063,125
  Kroger Co.+..................      20,000      670,000
  Smiths Food & Drug Centers,
   Inc. .......................      26,000      627,250
                                             ------------
                                               2,360,375
                                             ------------
RETAIL MERCHANDISING - 2.8%
  Dillard Department Stores,
   Inc. .......................      40,000    1,155,000
  Hi-Lo Automotive, Inc.+......      76,400      429,750
  Shoe Carnival, Inc.+.........      50,000      203,125
  Sun T.V. & Appliances,
   Inc. .......................      55,000      309,375
                                             ------------
                                               2,097,250
                                             ------------
SPECIALTY CHEMICALS - 6.9%
  Adco Technologies, Inc. .....      31,500      226,406
  Blessings Corp. .............      30,000      292,500
  Ferro Corp. .................      48,500    1,079,125
  Fuller (H.B.) Co. ...........      40,000    1,295,000
  O.M. Group, Inc. ............      48,000    1,464,000
  Schulman (A.), Inc. .........      43,100      781,188
                                             ------------
                                               5,138,219
                                             ------------

                             See Accompanying Notes

[ARROW LOGO]                PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA MID CAP REGIONAL FUND (CONTINUED)
(UNAUDITED)

                                   NUMBER
                                 OF SHARES      VALUE
                                 ----------  -----------
STEEL - 6.8%
  Huntco, Inc. ................    45,000    $   793,125
  Insteel Industries, Inc. ....   184,900      1,224,963
  Olympic Steel, Inc.+.........    90,500        808,844
  Reliance Steel &
   Aluminum Co. ...............    20,000        375,000
  Rouge Steel Co. .............    20,000        435,000
  Shiloh Industries, Inc.+.....    21,200        238,500
  Steel Technologies, Inc. ....   135,700      1,187,375
                                             ------------
                                               5,062,807
                                             ------------
TECHNOLOGY - 3.3%
  Apple Computer, Inc..........    30,000      1,145,625
  Stratus Computer, Inc.+......    35,000      1,163,750
  Government Technology
   Services, Inc.+.............    30,000        120,000
                                             ------------
                                              2,429,375
                                             ------------
TEXTILES - 1.0%
  Oneita Industries, Inc.+.....   106,000        755,250
                                             ------------
TIRE & RUBBER - 2.0%
  Bandag, Inc., Class A........    30,000      1,477,500
                                             ------------
TOBACCO - 4.6%
  Dimon, Inc. .................   116,000      2,001,000
  Universal Corp. .............    63,300      1,503,375
                                             ------------
                                               3,504,375
                                             ------------
TRUCKING - 3.4%
  M.S. Carriers, Inc.+.........    105,000   $ 1,981,875
  TNT Freightways Corp. .......     30,000       588,750
                                             ------------
                                               2,570,625
                                             ------------
UTILITIES - ELECTRIC - 3.0%
  Cinergy Corp.................     30,000       885,000
  Ohio Edison Co...............     60,000     1,365,000
                                             ------------
                                               2,250,000
                                             ------------
  TOTAL COMMON STOCK...........               71,954,934
   (Cost $68,648,363)                        ------------

TEMPORARY INVESTMENT - 3.6%
  Fidelity Domestic
   Market Portfolio............  2,711,407      2,711,407
   (Cost $2,711,407)                         ------------

TOTAL INVESTMENTS - 100.0%                   $74,666,341
   (Cost $71,359,770*)                       ============

+     Non-income producing.
      Cost for Federal income tax
*     purposes - $71,390,234
      The gross unrealized appreciation (depreciation)
      for Federal income tax purposes is as follows:
      Gross appreciation...................  $ 6,911,219
      Gross depreciation...................   (3,635,112)
                                             -----------
                                             $ 3,276,107
                                             -----------

                             See Accompanying Notes

[ARROW LOGO]
                            FINANCIAL STATEMENTS

                            ARMADA MID CAP REGIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995 (UNAUDITED)

ASSETS
   Investments at value
   (Cost $71,359,770)...................   $74,666,341
   Interest and dividends receivable....       124,774
   Receivable for Fund shares sold......        42,643
   Receivable for investments sold......       679,312
   Prepaid expenses.....................        18,902
                                            ----------
            TOTAL ASSETS................    75,531,972
------------------------------------------------------
LIABILITIES
   Payable for Fund shares redeemed.....        10,573
   Payable for investments purchased....       332,250
   Accrued expenses.....................        75,941
                                            ----------
            TOTAL LIABILITIES...........       418,764
------------------------------------------------------
            NET ASSETS (based on
            6,137,391 shares of
            beneficial interest
            having no par value)........   $75,113,208
======================================================
            NET ASSETS CONSIST OF:
            Paid-in capital.............   $65,885,511
            Undistributed net investment
            income......................       556,548
            Undistributed net realized
            gain on investments sold....     5,364,578
            Net unrealized appreciation
            on investments..............     3,306,571
                                            ----------
                                           $75,113,208
======================================================
            NET ASSET VALUE,
            OFFERING PRICE AND
            REDEMPTION PRICE PER
            SHARE -- Institutional class
            ($70,624,830 / 5,766,429
            shares of beneficial
            interest)..................    $     12.25
======================================================
            NET ASSET VALUE AND
            REDEMPTION PRICE
            PER SHARE -- Retail class
            ($4,488,378 / 370,962 shares
            of beneficial interest).....   $     12.10
======================================================
            MAXIMUM OFFERING
            PRICE PER RETAIL SHARE
            ($12.10 / .9625)............   $     12.57
======================================================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)

INVESTMENT INCOME:
   Dividends.............................   $  663,765
                                             ---------
EXPENSES:
   Investment Advisory fees..............      252,610
   Administration fees...................       33,459
   12b-1 fees............................       25,858
   Transfer Agent fees...................       14,395
   Registration and filing fees..........        9,377
   Custodian fees........................        8,520
   Printing and shareholder reports......        8,111
   Shareholder servicing fees - Retail
     class only..........................        5,227
   Legal fees............................        4,698
   Miscellaneous.........................        3,104
   Distribution fees.....................        2,275
   Amortization of organization costs....        1,852
   Audit fees............................        1,561
   Trustees' fees........................          846
   Insurance.............................          324
   Fees waived by Custodian..............       (8,520)
                                             ---------
            Total expenses...............      363,697
------------------------------------------------------
NET INVESTMENT INCOME....................      300,068
------------------------------------------------------
            REALIZED AND UNREALIZED
            GAIN ON INVESTMENTS
            Net realized gain on
            investments sold.............    3,528,083
            Net change in unrealized
            appreciation on
            investments..................      865,177
                                             ---------
            Net gain on investments......    4,393,260
------------------------------------------------------
            NET INCREASE IN NET
            ASSETS RESULTING
            FROM OPERATIONS..............   $4,693,328
======================================================

                             See Accompanying Notes

[ARROW LOGO]
                            FINANCIAL STATEMENTS

                            ARMADA MID CAP REGIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE                 FOR THE
                                                                          SIX MONTHS ENDED           PERIOD ENDED
                                                                          NOVEMBER 30, 1995          MAY 31, 1995
                                                                          -----------------      --------------------
                                                                          (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
    Net investment income..............................................      $   300,068              $   367,124
    Net realized gain on investments sold..............................        3,528,083                1,936,082
    Net change in unrealized appreciation on investments...............          865,177                2,441,394
                                                                             -----------              -----------
    Net increase in net assets resulting from operations...............        4,693,328                4,744,600
Distribution to shareholders from net investment income................                0                 (110,644)
Distribution to shareholders from net realized capital gains...........                0                  (99,587)
Increase in net assets derived from capital share transactions.........       15,860,121               50,025,390
                                                                             -----------              -----------
Total increase in net assets...........................................       20,553,449               54,559,759
                                                                             -----------              -----------
NET ASSETS:
    Beginning of period................................................       54,559,759                        0
                                                                             -----------              -----------
    End of period......................................................      $75,113,208              $54,559,759
                                                                             ===========              ===========

                                                                          NOVEMBER 30, 1995            MAY 31, 1995
                                                                         --------------------      --------------------
UNDISTRIBUTED NET INVESTMENT INCOME AS OF.............................       $   556,548              $   256,480
                                                                             ===========              ===========

                             See Accompanying Notes

[ARROW LOGO]                FINANCIAL HIGHLIGHTS

                            ARMADA MID CAP REGIONAL FUND

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                     FOR THE SIX MONTHS ENDED          FOR THE PERIOD ENDED
                                                                         NOVEMBER 30, 1995                 MAY 31, 1995
                                                                     -------------------------      ---------------------------
                                                                            (UNAUDITED)
                                                                     INSTITUTIONAL      RETAIL      INSTITUTIONAL(3)    RETAIL(3)
                                                                     -------------      ------      ----------------    ---------
Net asset value, beginning of period............................        $ 11.38         $11.26          $10.00          $10.16
                                                                        -------         ------         -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................            .04            .03             .10             .07
  Net gains on securities (realized and unrealized).............            .83            .81            1.36            1.11
                                                                        -------         ------         -------          ------
    Total from investment operations............................            .87            .84            1.46            1.18
                                                                        -------         ------         -------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income..........................            .00            .00            (.04)           (.04)
  Dividends from net realized capital gains.....................            .00            .00            (.04)           (.04)
                                                                        -------         ------         -------          ------
    Total distributions.........................................            .00            .00            (.08)           (.08)
                                                                        -------         ------         -------          ------
Net asset value, end of period..................................        $ 12.25         $12.10          $11.38          $11.26
                                                                        =======         ======         =======          ======
TOTAL RETURN....................................................          15.83%(4)      15.43%(4,5)     17.42%(4)       14.80%(4,5)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)..........................        $70,625         $4,488         $50,993          $3,567
  Ratio of expenses to average net assets.......................           1.06%(1,4)     1.32%(2,4)      1.01%(1,4)      1.34%(2,4)
  Ratio of net investment income to average net assets..........            .91%(1,4)      .64%(2,4)      1.31%(1,4)      1.09%(2,4)
  Portfolio turnover rate.......................................             63%            63%             69%             69%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Institutional class for the period ended November 30, 1995 would have been 1.09% and .88%, respectively.
    The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.15%, and 1.18%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the period ended November 30, 1995 would have been 1.34% and .62%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been 1.38% and 1.05%, respectively.

(3) Institutional and Retail classes commenced operations on July 26, 1994, and August 15, 1994 respectively.

(4) Annualized.

(5) Total Return excludes sales load.

                             See Accompanying Notes

[ARROW LOGO]
                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA EQUITY FUND
(UNAUDITED)

                                      NUMBER
                                    OF SHARES      VALUE
                                    ----------  ------------
COMMON STOCK - 96.0%
ADVERTISING - 2.2%
  Interpublic Group, Inc......          88,310  $  3,388,896
                                                ------------
BANKING - 4.0%
  Norwest Corp. ..............          69,000     2,277,000
  Wells Fargo & Company.......          18,000     3,784,500
                                                ------------
                                                   6,061,500
                                                ------------
BEVERAGES - 7.1%
  Anheuser-Busch Companies,
   Inc........................          30,000     1,987,500
  Coca-Cola Co................          58,000     4,393,500
  Pepsico, Inc................          77,900     4,303,975
                                                ------------
                                                  10,684,975
                                                ------------
BUILDING & BUILDING SUPPLIES - 1.9%
  Home Depot, Inc.............          63,666     2,825,179
                                                ------------
BUSINESS SERVICES - 3.1%
  Automatic Data Processing...          26,880     2,140,320
  General Motors Corp.,
   Class E....................          51,540     2,602,770
                                                ------------
                                                   4,743,090
                                                ------------
CHEMICALS - 2.6%
  Air Products & Chemicals,
   Inc........................          35,000     1,942,500
  Dow Chemical Co.............          28,320     2,007,180
                                                ------------
                                                   3,949,680
                                                ------------
COMPUTERS - 3.9%
  Cisco Systems, Inc.+........          27,000     2,273,063
  Intel Corp. ................          59,000     3,587,938
                                                ------------
                                                   5,861,001
                                                ------------

CONSUMER NON-DURABLES - 3.5%
  Gillette Co.................          42,000     2,178,750
  Procter & Gamble Co. .......          35,520     3,068,040
                                                ------------
                                                   5,246,790
                                                ------------
DIVERSIFIED - 2.0%
  Minnesota Mining &
   Manufacturing Co...........          46,370     3,037,235
                                                ------------
DRUGS & HEALTH CARE - 13.4%
  Abbott Laboratories.........          50,860     2,066,187
  American Home Products
   Corp.......................          20,620     1,881,575
  Bristol Myers Squibb Co.....          29,950     2,403,487
  Eli Lilly & Co..............          29,000     2,885,500
  Merck & Company, Inc........          50,000     3,093,750
  Pfizer, Inc. ...............          82,620     4,791,960
  Schering-Plough Corp. ......          56,304     3,230,442
                                                ------------
                                                  20,352,901
                                                ------------
ELECTRICAL EQUIPMENT - 3.6%
  AMP, Inc. ..................          19,000       762,375
  Emerson Electric Co. .......          27,200     2,121,600
  Hubbell, Inc., Class B......          42,920     2,623,485
                                                ------------
                                                   5,507,460
                                                ------------
ELECTRONICS - 1.7%
  Honeywell, Inc. ............          15,000       714,375
  MEMC Electronic
   Materials, Inc.+...........          55,000     1,821,875
                                                ------------
                                                   2,536,250
                                                ------------
ENTERTAINMENT - 1.1%
  Walt Disney Co. ............          28,055     1,686,807
                                                ------------

                             See Accompanying Notes

[ARROW LOGO]                PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA EQUITY FUND (CONTINUED)
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
FINANCIAL SERVICES - 3.3%
  Federal National Mortgage
   Association................      9,730  $  1,065,435
  Greenpoint Financial
   Corp. .....................     65,000     1,698,125
  State Street Boston Corp....     50,000     2,250,000
                                           ------------
                                              5,013,560
                                           ------------
FOREIGN - 2.5%
  Reuters Holdings PLC, ADS...     68,000     3,842,000
                                           ------------
HOME FURNISHINGS/HOUSEWARES - 1.0%
  Masco Corp..................     51,000     1,504,500
                                           ------------
INSURANCE - 4.2%
  American International
   Group......................     44,083     3,956,449
  Chubb Corp. ................     24,400     2,372,900
                                           ------------
                                              6,329,349
                                           ------------
MANUFACTURING - 4.4%
  Wolverine Tube, Inc.+.......     90,000     3,048,750
  York International Corp. ...     80,000     3,580,000
                                           ------------
                                              6,628,750
                                           ------------
MEDICAL & MEDICAL
  SERVICES - 2.3%
  Medtronic, Inc. ............     64,000     3,512,000
                                           ------------
OFFICE & BUSINESS EQUIPMENT - 4.3%
  Pitney Bowes, Inc...........     78,050     3,492,738
  Xerox Corp..................     22,000     3,016,750
                                           ------------
                                              6,509,488
                                           ------------
OIL & GAS - 1.1%
  Amoco Corp..................     23,655     1,602,626
                                           ------------
OIL EQUIPMENT &
  SERVICES - 2.0%
  Schlumberger Limited........     48,495     3,079,433
                                           ------------
PAPER & FOREST PRODUCTS - 2.2%
  Fort Howard Corp.+..........    172,500     3,396,094
                                           ------------
PHARMACEUTICALS - 0.9%
  Johnson & Johnson...........     15,000     1,299,375
                                           ------------
RETAIL FOOD CHAINS - 1.6%
  Albertson's, Inc. ..........     77,000     2,367,750
                                           ------------
RETAIL MERCHANDISING - 0.6%
  Wal-Mart Stores, Inc. ......     40,000       960,000
                                           ------------
RETAIL STORES - 2.7%
  Lowe's Companies, Inc. .....     82,500     2,598,750
  Walgreen Co.................     50,000     1,456,250
                                           ------------
                                              4,055,000
                                           ------------
TECHNOLOGY - 2.4%
  Hewlett Packard Co..........     43,000     3,563,625
                                           ------------
TELECOMMUNICATIONS - 6.8%
  AT&T Corp. .................     60,260     3,977,160
  MCI Communications Corp.....     90,000     2,401,875
  Motorola, Inc...............     43,920     2,690,100
  Qualcomm, Inc.+.............     30,000     1,245,000
                                           ------------
                                             10,314,135
                                           ------------

                             See Accompanying Notes

[ARROW LOGO]                PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA EQUITY FUND (CONTINUED)
(UNAUDITED)

                                 NUMBER
                               OF SHARES      VALUE
                               ----------  ------------
TOBACCO - 2.5%
  Philip Morris Companies,
   Inc........................     44,000  $  3,861,000
                                           ------------
UTILITIES - TELEPHONE - 1.1%
  BellSouth Corp..............     43,300     1,683,287
                                           ------------
  TOTAL COMMON STOCK..........              145,403,736
   (Cost $110,266,574)                     ------------

TEMPORARY INVESTMENT - 4.0%
  Fidelity Domestic
   Market Portfolio...........  6,013,916     6,013,916
   (Cost $6,013,916)                       ------------

TOTAL INVESTMENTS - 100.0%                 $151,417,652
   (Cost $116,280,490*)                    ============

+     Non-income producing.
*     Also cost for Federal income tax
      purposes.
      The gross unrealized appreciation (depreciation)
      for Federal income tax purposes is as follows:
      Gross appreciation.................. $ 35,644,281
      Gross depreciation..................     (507,119)
                                           ------------
                                           $ 35,137,162
                                           ============

                             See Accompanying Notes

[ARROW LOGO]
                            FINANCIAL STATEMENTS

                            ARMADA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995 (UNAUDITED)

ASSETS
   Investments at value
   (Cost $116,280,490).................   $151,417,652
   Interest and dividends receivable...        238,843
   Receivable for Fund shares sold.....          9,658
   Receivable for investments sold.....      7,173,855
   Prepaid expenses....................          6,167
                                           -----------
            TOTAL ASSETS...............    158,846,175
------------------------------------------------------
LIABILITIES
   Payable for Fund shares redeemed....         64,099
   Payable for investments purchased...     11,689,778
   Accrued expenses....................        144,083
                                           -----------
            TOTAL LIABILITIES..........     11,897,960
------------------------------------------------------
            NET ASSETS (based on
            8,862,884 shares of
            beneficial interest having
            no par value)..............   $146,948,215
======================================================
            NET ASSETS CONSIST OF:
            Paid-in capital............   $107,166,111
            Undistributed net
            investment income..........        179,794
            Undistributed net realized
            gain on investments sold...      4,465,148
            Net unrealized appreciation
            on investments.............     35,137,162
                                          -----------
                                          $146,948,215
======================================================
            NET ASSET VALUE, OFFERING
            PRICE AND REDEMPTION PRICE
            PER SHARE - Institutional
            class
            ($141,084,467 / 8,509,745
            shares of beneficial
            interest)..................   $      16.58
======================================================
            NET ASSET VALUE AND
            REDEMPTION PRICE PER
            SHARE - Retail class
            ($5,863,748 / 353,139
            shares of beneficial
            interest)..................   $      16.60
======================================================
            MAXIMUM OFFERING
            PRICE PER RETAIL SHARE
            ($16.60 / .9625)...........   $      17.25
======================================================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)

INVESTMENT INCOME:
   Dividends............................   $ 1,230,465
   Interest.............................        87,203
   Less foreign taxes withheld..........       (10,079)
                                            ----------
   Total investment income..............     1,307,589
                                            ----------
EXPENSES:
   Investment Advisory fees.............       517,967
   Administration fees..................        69,062
   12b-1 fees...........................        44,839
   Transfer Agent fees..................        26,203
   Custodian fees.......................        17,266
   Registration and filing fees.........         8,166
   Shareholder servicing fees - Retail
     class only.........................         7,434
   Legal fees...........................         6,940
   Printing and shareholder reports.....         6,220
   Distribution fees....................         5,360
   Audit fees...........................         2,825
   Miscellaneous........................         2,345
   Trustees' fees.......................         1,928
   Insurance............................         1,254
   Fees waived by Custodian.............       (17,266)
                                            ----------
            Total expenses..............       700,543
------------------------------------------------------
NET INVESTMENT INCOME...................       607,046
------------------------------------------------------
            REALIZED AND UNREALIZED
            GAIN ON INVESTMENTS
            Net realized gain on
            investments sold............     5,546,896
            Net change in unrealized
            appreciation on
            investments.................    10,345,097
                                            ----------
            Net gain on investments.....    15,891,993
------------------------------------------------------
            NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS...   $16,499,039
======================================================

                             See Accompanying Notes

[ARROW LOGO]
                            FINANCIAL STATEMENTS

                            ARMADA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       FOR THE             FOR THE
                                                                                  SIX MONTHS ENDED        YEAR ENDED
                                                                                  NOVEMBER 30, 1995      MAY 31, 1995
                                                                                  -----------------      ------------
                                                                                     (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
    Net investment income......................................................      $    607,046        $ 1,640,942
    Net realized gain/(loss) on investments sold...............................         5,546,896           (117,954)
    Net change in unrealized appreciation on investments.......................        10,345,097         10,348,115
                                                                                     ------------        ------------
    Net increase in net assets resulting from operations.......................        16,499,039         11,871,103
Distributions to shareholders from net investment income.......................          (607,046)        (1,520,691)
Distributions to shareholders in excess of net investment income...............          (178,961)                 0
Distributions to shareholders in excess of net realized capital gains..........                 0           (888,715)
Increase in net assets derived from capital share transactions.................         5,627,321         18,179,790
                                                                                     ------------        ------------
Total increase in net assets...................................................        21,340,353         27,641,487
                                                                                     ------------        ------------
NET ASSETS:
    Beginning of period........................................................       125,607,862         97,966,375
                                                                                     ------------        ------------
    End of period..............................................................      $146,948,215        $125,607,862
                                                                                     ============        ============

                                                                                  NOVEMBER 30, 1995      MAY 31, 1995
                                                                                  -----------------      ------------
UNDISTRIBUTED NET INVESTMENT INCOME AS OF......................................     $     179,794        $   358,755
                                                                                    =============        ===========

                             See Accompanying Notes

[ARROW LOGO]                FINANCIAL HIGHLIGHTS

                            ARMADA EQUITY FUND

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           FOR THE
                                      SIX MONTHS ENDED                           FOR THE YEAR ENDED MAY 31
                                      NOVEMBER 30, 1995       -----------------------------------------------------------
                                   -----------------------
                                                                                1995                     1994
                                         (UNAUDITED)                   ---------------------    ------------------------
                                   INSTITUTIONAL      RETAIL           INSTITUTIONAL  RETAIL    INSTITUTIONAL     RETAIL
                                   -------------      ------           -------------  ------    -------------     ------
Net asset value,
 beginning of period..............     $14.77           $14.79              $13.66     $13.68         $13.78     $13.80
                                     --------           ------              ------     ------         ------     ------
INCOME FROM
 INVESTMENT OPERATIONS
 Net investment income............        .07              .05                 .21        .18            .18        .15
 Net gains on securities (realized
   and unrealized)................       1.83             1.83                1.21       1.21            .01        .00
                                     --------           ------              ------     ------        -------     ------
    Total from investment
      operations..................       1.90             1.88                1.42       1.39            .19        .15
                                     --------           ------              ------     ------        -------     ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income..............       (.07)            (.05)               (.20)      (.17)          (.18)      (.15)
 Dividends in excess of net
   investment income..............       (.02)            (.02)               (.00)      (.00)          (.01)      (.00)
 Dividends from net realized
   capital gains..................       (.00)            (.00)               (.00)      (.00)          (.11)      (.11)
 Dividends in excess of net
   realized capital gains.........       (.00)            (.00)               (.11)      (.11)          (.01)      (.01)
                                     --------           ------              ------     ------        -------     ------
    Total distributions...........       (.09)            (.07)               (.31)      (.28)          (.31)      (.27)
                                     --------           ------              ------     ------        -------     ------
Net asset value, end of period....     $16.58           $16.60              $14.77     $14.79         $13.66     $13.68
                                     ========           ======              ======     ======        =======     ======
TOTAL RETURN......................      27.41%(4)        27.05%(4,5)         10.62%     10.35%(5)       1.41%      1.12%(5)

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
   (in 000's).....................   $141,084           $5,864            $119,634     $5,974        $90,446     $7,521
 Ratio of expenses to average
   net assets.....................       1.00%(1,4)       1.25%(2,4)          1.01%(1)   1.27%(2)       1.07%      1.32%
 Ratio of net investment income to
   average net assets.............        .89%(1,4)        .64%(2,4)          1.53%(1)   1.23%(2)       1.33%      1.08%
 Portfolio turnover rate..........         38%              38%                 17%        17%            15%        15%



                                                1993                   1992                      1991
                                       ---------------------    ---------------------    ----------------------
                                       INSTITUTIONAL  RETAIL    INSTITUTIONAL  RETAIL    INSTITUTIONAL     RETAIL(3)
                                       -------------  ------    -------------  ------    -------------     -------

Net asset value,
 beginning of period..............         $13.13     $13.13        $12.35     $12.35        $10.77        $12.04
                                          -------     ------       -------     ------       -------        ------
INCOME FROM
 INVESTMENT OPERATIONS
 Net investment income............            .27        .23           .30        .25           .31           .04
 Net gains on securities (realized
   and unrealized)................            .67        .68           .78        .78          1.58           .27
                                          -------     ------       -------     ------       -------        ------
    Total from investment
      operations..................            .94        .91          1.08       1.03          1.89           .31
                                          -------     ------       -------     ------       -------        ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income..............           (.27)      (.23)         (.30)      (.25)         (.31)         (.00)
 Dividends in excess of net
   investment income..............           (.02)      (.01)         (.00)      (.00)         (.00)         (.00)
 Dividends from net realized
   capital gains..................           (.00)      (.00)         (.00)      (.00)         (.00)         (.00)
 Dividends in excess of net
   realized capital gains.........           (.00)      (.00)         (.00)      (.00)         (.00)         (.00)
                                          -------     ------       -------     ------       -------        ------
    Total distributions...........           (.29)      (.24)         (.30)      (.25)         (.31)         (.00)
                                          -------     ------       -------     ------       -------        ------
Net asset value, end of period....         $13.78     $13.80        $13.13     $13.13        $12.35        $12.35
                                          =======     ======       =======     ======       =======        ======
TOTAL RETURN......................           7.20%      7.00%(5)      8.90%      8.48%(5)     18.10%        21.82%(4,5)

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
   (in 000's).....................          5,256     $7,707       $48,673     $2,767       $42,112        $1,389
 Ratio of expenses to average
   net assets.....................            .34%       .59%(2)       .26%(1)    .51%(2)       .31%(1)       .53%(2,4)
 Ratio of net investment income to
   average net assets.............           2.13%      1.88%(2)      2.36%(1)   2.15%(2)      2.90%(1)      2.94%(2,4)
 Portfolio turnover rate..........             15%        15%            9%         9%           11%           11%

(1) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the period ended November 30, 1995 and the year ended May 31, 1995 would have been 1.03% and .86%, and 1.02% and 1.51%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the years ended May 31, 1993, 1992 and 1991 would have been 1.01% and 1.46%, 1.01% and 1.61%, and 1.06%
      and 2.15%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the period ended November 30, 1995 and the year ended May 31, 1995 would have been 1.27% and .62%, and 1.28% and 1.22%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1993 and 1992 and for the period ended May 31, 1991 would have been 1.26% and 1.21%, 1.27% and 1.40%, and 1.28% and 2.19%, respectively.

(3) Retail class commenced operations on April 15, 1991.

(4) Annualized.

(5) Total return excludes sales load.

                             See Accompanying Notes

[ARROW LOGO]                PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA EQUITY INCOME FUND
(UNAUDITED)

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
COMMON STOCK - 93.4%
AEROSPACE - 1.7%
  Boeing Co. ..................    6,500   $    473,687
  Raytheon Co. ................    7,400        329,300
                                           ------------
                                                802,987
                                           ------------
AUTOMOBILES - 1.6%
  Ford Motor Co. ..............   27,000        762,750
                                           ------------
BANKING - 9.4%
  Banc One Corp. ..............   12,000        457,500
  Fleet Financial Group,
   Inc. .......................   18,700        780,725
  Mellon Bank Corp. ...........   17,100        914,850
  Morgan (J.P.) & Co., Inc. ...   10,200        800,700
  PNC Bank Corp. ..............   25,800        754,650
  Wachovia Corp. ..............   18,600        837,000
                                           ------------
                                              4,545,425
                                           ------------
BEVERAGES - 0.5%
  Anheuser-Busch
   Companies, Inc. ............    4,000        265,000
                                           ------------
BUSINESS SERVICES - 2.9%
  Dun & Bradstreet Corp. ......   13,900        867,012
  H.& R. Block, Inc. ..........   12,000        534,000
                                           ------------
                                              1,401,012
                                           ------------
CHEMICALS - 4.9%
  Dow Chemical Co. ............   12,200        864,675
  E.I. duPont de
   Nemours & Co. ..............   11,700        778,050
  WD-40 Co. ...................   18,500        740,000
                                           ------------
                                              2,382,725
                                           ------------
 COMPUTERS - 1.0%
  International Business
   Machines Corp. .............    5,000        483,125
                                           ------------
CONSUMER NON-DURABLES - 3.2%
  Clorox Co. ..................    9,500        719,625
  Tambrands, Inc. .............   15,800        823,575
                                           ------------
                                              1,543,200
                                           ------------
DIVERSIFIED - 2.0%
  Minnesota Mining &
   Manufacturing Co. ..........   14,700        962,850
                                           ------------
DRUGS & HEALTH CARE - 4.7%
  American Home
   Products Corp. .............    7,400        675,250
  Bristol Myers Squibb Co. ....   10,500        842,625
  Pharmacia Upjohn, Inc. ......   20,300        728,262
                                           ------------
                                              2,246,137
                                           ------------
ELECTRICAL EQUIPMENT - 1.1%
  General Electric Co..........    8,000        538,000
                                           ------------
FINANCIAL SERVICES - 3.4%
  Federal National Mortgage
   Association.................    8,200        897,900
  Norwest Corp.................   22,000        726,000
                                           ------------
                                              1,623,900
                                           ------------
FOOD & BEVERAGE - 2.7%
  General Mills, Inc...........    8,200        452,025
  Heinz (H.J.) Co..............   25,950        827,156
                                           ------------
                                              1,279,181
                                           ------------

                             See Accompanying Notes

[ARROW LOGO]                PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA EQUITY INCOME FUND (CONTINUED)
(UNAUDITED)

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
HOUSEWARES - 0.4%
  Procter & Gamble Co..........    2,000   $    172,750
                                           ------------
INSURANCE - 3.9%
  American General Corp........   21,000        711,375
  Lincoln National Corp........    9,000        420,750
  Marsh & McLennan Cos.,
   Inc.........................    8,900        772,075
                                           ------------
                                              1,904,200
                                           ------------
MACHINERY & HEAVY EQUIPMENT - 2.1%
  Caterpillar, Inc. ...........    9,000        552,375
  Cooper Industries, Inc. .....   13,000        474,500
                                           ------------
                                              1,026,875
                                           ------------
NATURAL GAS - 1.8%
  Consolidated Natural Gas
   Co. ........................   19,400        860,875
                                           ------------
OFFICE & BUSINESS EQUIPMENT - 1.6%
  Pitney Bowes, Inc. ..........    8,500        380,375
  Xerox Corp. .................    2,700        370,237
                                           ------------
                                                750,612
                                           ------------
OIL & GAS - 12.7%
  Amoco Corp. .................   18,400      1,246,600
  Atlantic Richfield Co. ......    4,900        531,037
  Chevron Corp. ...............   15,300        755,437
  Exxon Corp. .................   17,500      1,354,063
  Mobil Corp. .................   13,900      1,450,813
  Royal Dutch Petroleum Co. ...    6,300        808,763
                                           ------------
                                              6,146,713
                                           ------------
OIL EQUIPMENT & SERVICES - 0.7%
  Schlumberger Ltd., Curacao...    5,000        317,500
                                           ------------

PAPER & FOREST PRODUCTS - 2.5%
  International Paper Co. .....    7,000        266,875
  Kimberly-Clark Corp. ........    2,300        176,812
  Weyerhaeuser Co. ............   17,000        769,250
                                           ------------
                                              1,212,937
                                           ------------
REAL ESTATE - 3.7%
  Duke Realty Investments,
   Inc. .......................   17,500        485,625
  Kimco Realty Corp. ..........   13,800        552,000
  Sun Communities, Inc. .......   29,000        725,000
                                           ------------
                                              1,762,625
                                           ------------
RETAIL MERCHANDISING - 3.0%
  Melville Corp. ..............   23,300        725,213
  Penney (J.C.) Co., Inc. .....   15,300        717,188
                                           ------------
                                              1,442,401
                                           ------------
TELECOMMUNICATIONS - 1.6%
  American Telephone and
   Telegraph Co. ..............   11,500        759,000
                                           ------------
TOBACCO - 3.8%
  American Brands, Inc. .......   19,500        814,125
  Philip Morris Cos., Inc. ....    8,400        737,100
  UST, Inc. ...................    9,100        296,888
                                           ------------
                                              1,848,113
                                           ------------
TRANSPORTATION - 1.1%
  Norfolk Southern Corp. ......    7,000        551,250
                                           ------------
UTILITIES - GAS &
  ELECTRIC - 1.1%
  LG&E Energy Corp. ...........   12,500        515,625
                                           ------------

                             See Accompanying Notes

[ARROW LOGO]                PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA EQUITY INCOME FUND (CONTINUED)
(UNAUDITED)

                                 NUMBER
                                OF SHARES     VALUE
                                ---------  ------------
UTILITIES - ELECTRIC - 4.1%
  American Electric Power
   Co. ........................   13,000   $    489,125
  Consolidated Edison Co. of
   New York, Inc. .............   21,300        615,038
  Florida Progress Corp. ......    6,000        206,250
  FPL Group, Inc. .............   10,000        433,750
  Kansas City Power &
   Light Co. ..................   10,000        250,000
                                           ------------
                                              1,994,163
                                           ------------
UTILITIES - TELEPHONE - 8.8%
  Bell Atlantic Corp...........   15,700        989,100
  Bell South Corp..............   19,400        754,175
  GTE Corp.....................   28,800      1,227,600
  Nynex Corp...................   25,700      1,275,363
                                           ------------
                                              4,246,238
                                           ------------
MISCELLANEOUS - 1.4%
  Ogden Corp...................   32,000        680,000
                                           ------------
  TOTAL COMMON STOCK...........              45,028,169
  (Cost $40,355,058)                       ------------

PREFERRED STOCK - 1.0%
  General Motors Corp., Class
   E, Preferred C..............    6,400        459,200
   (Cost $372,087)                         ------------


                                    PAR
                       MATURITY    (000)        VALUE
                       --------  ----------  -----------
CORPORATE BONDS - 2.4%
INSURANCE - 1.0%
  Chubb Corp. (Aa3, AA)
    6.00%............. 05/15/98  $      400  $   461,500
                                             ------------
WASTE COLLECTION & DISPOSAL - 1.4%
  Browning Ferris, Inc.
    6.25%............. 08/15/12         700      702,625
                                             ------------
  TOTAL CORPORATE
   BONDS.......................                1,164,125
   (Cost $1,108,388)                         ------------

                                 NUMBER
                                OF SHARES
                                ---------
TEMPORARY INVESTMENT - 3.2%
  Fidelity Domestic Market
   Portfolio................... 1,557,751     1,557,751
                                           ------------
   (Cost $1,557,751)
TOTAL INVESTMENTS - 100.0%                 $ 48,209,245
   (Cost $43,393,284*)                     ============

*  Also cost for Federal income tax purposes.
   The gross unrealized appreciation (depreciation) for
   Federal income tax purposes is as follows:
   Gross appreciation....................    $5,029,463
   Gross depreciation....................      (213,502)
                                           ------------
                                             $4,815,961
                                           ------------

                             See Accompanying Notes

[ARROW LOGO]

                            FINANCIAL STATEMENTS

                            ARMADA EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995 (UNAUDITED)

ASSETS
   Investments at value
   (Cost $43,393,284)...................   $48,209,245
   Interest and dividends receivable....       215,648
   Receivable for Fund shares sold......       302,931
   Prepaid expenses.....................        20,755
                                            ----------
            TOTAL ASSETS................    48,748,579
------------------------------------------------------
LIABILITIES
   Payable for Fund shares redeemed.....        53,286
   Accrued expenses.....................        57,432
                                            ----------
            TOTAL LIABILITIES...........       110,718
------------------------------------------------------
            NET ASSETS (based on
            4,078,750 shares of
            beneficial interest
            having no par value)........   $48,637,861
======================================================
            NET ASSETS CONSIST OF:
            Paid-in capital.............   $42,244,332
            Undistributed net
            investment income...........       267,406
            Undistributed net realized
            gain on investments sold....     1,310,161
            Net unrealized appreciation
            on investments..............     4,815,962
                                            ----------
                                           $48,637,861
======================================================
            NET ASSET VALUE, OFFERING
            PRICE AND REDEMPTION PRICE
            PER SHARE - Institutional
            class
            ($48,424,746 / 4,060,865
            shares of beneficial
            interest)...................   $     11.92
======================================================
            NET ASSET VALUE AND
            REDEMPTION PRICE PER
            SHARE - Retail class
            ($213,115 / 17,885 shares of
            beneficial interest)........   $     11.92
======================================================
            MAXIMUM OFFERING
            PRICE PER RETAIL SHARE
            ($11.92 / .9625)............   $     12.38
======================================================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)

INVESTMENT INCOME:
   Dividends.............................   $  875,563
   Interest..............................       57,676
   Less foreign taxes withheld...........       (6,152)
                                             ---------
   Total investment income...............      927,087

EXPENSES:
   Investment Advisory fees..............      159,043
   Administration fees...................       21,206
   Transfer Agent fees...................       17,666
   Registration and filing fees..........        8,879
   12b-1 fees............................        8,482
   Custodian fees........................        5,328
   Printing and shareholder reports......        4,092
   Legal fees............................        3,466
   Amortization of organization costs....        2,228
   Distribution fees.....................        1,771
   Audit fees............................          897
   Trustees' fees........................          772
   Miscellaneous.........................          649
   Insurance.............................          302
   Shareholder servicing fees - Retail
     class only..........................          197
   Fees waived by Custodian..............       (5,328)
                                             ---------
            Total expenses...............      229,650
------------------------------------------------------
NET INVESTMENT INCOME....................      697,437
------------------------------------------------------
            REALIZED AND UNREALIZED
            GAIN ON INVESTMENTS
            Net realized gain on
            investments sold.............    1,403,399
            Net change in unrealized
            appreciation on
            investments..................    2,058,692
                                             ---------
            Net gain on investments
            sold.........................    3,462,091
------------------------------------------------------
            NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS....   $4,159,528
======================================================

                             See Accompanying Notes

[ARROW LOGO]

                            FINANCIAL STATEMENTS

                            ARMADA EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE                    FOR THE
                                                                           SIX MONTHS ENDED            PERIOD ENDED
                                                                          NOVEMBER 30, 1995            MAY 31, 1995
                                                                          -----------------            -------------
                                                                             (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
    Net investment income.............................................       $    697,437              $    878,326
    Net realized gain/(loss) on investments sold......................          1,403,399                   (93,238)
    Net change in unrealized appreciation on investments..............          2,058,692                 2,757,270
                                                                             ------------              ------------
    Net increase in net assets resulting from operations..............          4,159,528                 3,542,358
Distributions to shareholders from net investment income..............           (662,322)                 (646,035)
Increase in net assets derived from capital share transactions........          8,822,399                33,421,933
                                                                             ------------              ------------
Total increase in net assets..........................................         12,319,605                36,318,256
                                                                             ------------              ------------
NET ASSETS:
    Beginning of period...............................................         36,318,256                         0
                                                                             ------------              ------------
    End of period.....................................................       $ 48,637,861              $ 36,318,256
                                                                             ============              ============

                                                                          NOVEMBER 30, 1995            MAY 31, 1995
                                                                          -----------------            ------------
UNDISTRIBUTED NET INVESTMENT INCOME AS OF.............................       $    267,406              $    232,291
                                                                             ============              ============

                             See Accompanying Notes

[ARROW LOGO]
                              FINANCIAL HIGHLIGHTS

                              ARMADA EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  FOR THE SIX MONTHS ENDED        FOR THE PERIOD ENDED
                                                                      NOVEMBER 30, 1995               MAY 31, 1995
                                                                  -------------------------   ---------------------------
                                                                         (UNAUDITED)
                                                                  INSTITUTIONAL      RETAIL    INSTITUTIONAL(3)    RETAIL(3)
                                                                  -------------      ------      ----------------    ---------
Net asset value, beginning of period............................      $11.01         $11.01         $10.00         $10.26
                                                                     -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................         .18            .17            .34            .26
  Net gains on securities (realized and unrealized).............         .91            .91            .94            .75
                                                                     -------        -------        -------        -------
    Total from investment operations............................        1.09           1.08           1.28           1.01
                                                                     -------        -------        -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income..........................        (.18)          (.17)          (.27)          (.26)
                                                                     -------        -------        -------        -------
    Total distributions.........................................        (.18)          (.17)          (.27)          (.26)
                                                                     -------        -------        -------        -------
Net asset value, end of period..................................      $11.92         $11.92         $11.01         $11.01
                                                                     =======        =======        =======         =======
TOTAL RETURN....................................................       20.93%(4)      20.68%(4,5)    14.34%(4)      13.18%(4,5)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)..........................     $48,425           $213        $36,194           $125
  Ratio of expenses to average net assets.......................        1.08%(1,4)     1.33%(2,4)      .99%(1,4)     1.41%(2,4)
  Ratio of net investment income to average net assets..........        3.29%(1,4)     3.06%(2,4)     3.87%(1,4)      .45%(2,4)
  Portfolio turnover rate.......................................          34%            34%            12%            12%

(1) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the period ended November 30, 1995 would have been 1.11% and 3.26%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.21% and 3.66%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the period ended November 30, 1995 would have been 1.35% and 3.04%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, dministrator, and Custodian for Retail class for the period ended May 31, 1995 would have been % and 3.40%, respectively.

(3) Institutional and Retail classes commenced operations on July 1, 1994 and August 22, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales load.

                             See Accompanying Notes

[ARROW LOGO]

                      NOTES TO FINANCIAL STATEMENTS
                              (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

  Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective May 22, 1995, the Trust changed its name from NCC Funds to Armada Funds. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund which is authorized to issue twenty-four classes of shares of beneficial interest, each of which evidences an interest in one of twelve investment funds:

  Money Market Fund (Class A "Institutional" shares and Class A-Special Series 1 "Retail" shares),

  Government Fund (Class B "Institutional" shares and Class B-Special Series 1 "Retail" shares),

  Treasury Fund (Class C "Institutional" shares and Class C-Special Series 1 "Retail" shares),

  Tax Exempt Fund (Class D "Institutional" shares and Class D-Special Series 1 "Retail" shares),

  Equity Fund (Class H "Institutional" shares and Class H-Special Series 1 "Retail" shares),

  Fixed Income Fund, (Class I "Institutional" shares and Class I-Special Series 1 "Retail" shares),

  Ohio Tax Exempt Fund (Class K "Institutional" shares and Class K-Special Series 1 "Retail" shares),

  National Tax Exempt Fund (Class L "Institutional" shares and Class L-Special Series 1 "Retail" shares),

  Equity Income Fund (Class M "Institutional" shares and Class M-Special Series 1 "Retail" Shares),

  Mid Cap Regional Fund (Class N "Institutional" shares and Class N-Special Series 1 "Retail" shares),

  Enhanced Income Fund (Class O "Institutional" shares and Class O-Special Series 1 "Retail" shares), and

  Total Return Advantage Fund (Class P "Institutional" shares and Class P-Special Series 1 "Retail" shares).

  As of the date of this report, the National Tax Exempt Fund has not commenced operations.

  The following is a summary of significant accounting policies followed by the Equity, Equity Income, and Mid Cap Regional Funds (the "Funds") in preparation of their financial statements.

  PORTFOLIO VALUATION: Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at the fair value determined in good faith pursuant to Board of Trustees guidelines.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income of the Equity and Equity Income Funds are declared and paid quarterly; dividends from the net investment income of the Mid Cap Regional Fund are declared and paid annually. With respect to each Fund, net income for dividend purposes consists of dividends, interest income, and discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

                               (UNAUDITED)

  FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and makes the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

  As of May 31, 1995, the Equity and Equity Income Funds had available capital loss carryforwards amounting to $117,954 and $93,238, respectively. If not utilized such amounts will expire by the year 2002.

  ORGANIZATIONAL COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

2. INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS Fees paid by the Trust pursuant to the Advisory Agreements with National City
Bank, National City Bank, Columbus and National City Bank, Kentucky (collectively, the "Adviser" or "Advisers"), wholly-owned subsidiaries of National City Corporation, are payable monthly based on the annual rate of .75% of each Fund's average daily net assets. For the period ended November 30, 1995, the Advisers have earned fees as follows:

Mid Cap Regional Fund........................   $252,610
Equity Fund..................................    517,967
Equity Income Fund...........................    159,043

  At November 30, 1995, advisory fees accrued and unpaid amounted to:

Mid Cap Regional Fund.........................   $45,571
Equity Fund...................................    89,168
Equity Income Fund............................    58,168

  Fees paid by the Trust, under a Shareholder Servicing Plan (the "Plan") to NatCity Investments, Inc. and National City Investments Corporation, both wholly-owned subsidiaries of National City Corporation, are payable monthly, based on an aggregate annual rate of up to .25% of the average daily net assets of the Retail class of the Mid Cap Regional, Equity, and Equity Income Funds. NatCity Investments, Inc. and National City Investments Corporation earned fees for the period ended November 30, 1995 in the following amounts:

                      NATCITY              NATIONAL CITY
                 INVESTMENTS, INC.    INVESTMENTS CORPORATION
                 -----------------    -----------------------
Mid Cap Regional
  Fund                  $261                   $4,829
Equity Fund              190                    7,093
Equity Income
  Fund                     2                      188

  National City Bank, a wholly-owned subsidiary of National City Corporation, serves as the Funds' Custodian. For the period ended November 30, 1995, National City Bank has earned and waived custodian fees representing $8,520, $17,266, and $5,328, for the Mid Cap Regional, Equity, and the Equity Income Funds, respectively.

  440 Financial Distributors, Inc., a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First

                            (UNAUDITED)

Data Corp. ("Distributor"), serves as the Trust's Distributor. Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, each Fund reimburses the Distributor monthly for the direct and indirect expenses incurred by the Distributor in providing Fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average daily net assets of each Fund, inclusive of an annual distribution fee of $250,000 which is payable monthly and accrued daily among the investment funds with respect to which the Distributor is distributing shares.

  Each Trustee receives an annual fee of $6,000 plus $2,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,000 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Administrator, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

  Expenses for the period ended November 30, 1995 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary of the Trust.

3.  PURCHASES AND SALES OF SECURITIES
  During the period ended November 30, 1995, purchases and sales of securities, other than short-term investments or U.S. Government obligations, aggregated:

                                  PURCHASES        SALES
                                 ----------     ----------
Mid Cap Regional Fund            $59,798,993    $39,944,877
Equity Fund                       59,734,407     50,512,049
Equity Income Fund                23,492,602     14,267,587

4.  SHARES OF BENEFICIAL INTEREST
  The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following page for the Mid Cap Regional, Equity, and Equity Income Funds.

[ARROW LOGO]

                                       (UNAUDITED)

                                                                           FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995
                                                                    --------------------------------------------------------
                                                                       INSTITUTIONAL CLASS                RETAIL CLASS
                                                                         ---------------                   ----------
                                                                     SHARES           VALUE          SHARES         VALUE
                                                                    ---------      -----------      --------      ----------
                                                                           (UNAUDITED)                    (UNAUDITED)
MID CAP REGIONAL FUND
Shares sold....................................................     1,497,787      $17,743,564        95,122      $1,107,974
Shares reinvested..............................................             0                0             0               0
Shares repurchased.............................................      (210,433)      (2,508,957)      (40,900)       (482,460)
                                                                    ---------      -----------      --------      ----------
Net increase...................................................     1,287,354      $15,234,607        54,222      $  625,514
                                                                    =========      ===========      ========      ==========
EQUITY FUND
Shares sold....................................................       729,814      $11,539,882         7,836      $  124,268
Shares reinvested..............................................        23,396          366,984         1,738          27,283
Shares repurchased.............................................      (345,807)      (5,483,649)      (60,461)       (947,447)
                                                                    ---------      -----------      --------      ----------
Net increase (decrease)........................................       407,403      $ 6,423,217       (50,887)     $ (795,896)
                                                                    =========      ===========      ========      ==========
EQUITY INCOME FUND
Shares sold....................................................       849,652      $ 9,619,081         8,597      $   97,766
Shares reinvested..............................................        34,834          393,877           200           2,263
Shares repurchased.............................................      (109,990)      (1,265,402)       (2,226)        (25,186)
                                                                    ---------      -----------      --------      ----------
Net increase...................................................       774,496      $ 8,747,556         6,571      $   74,843
                                                                    =========      ===========      ========      ==========

                                                                              FOR THE PERIOD ENDED MAY 31, 1995
                                                                  ----------------------------------------------------------
                                                                      INSTITUTIONAL CLASS                RETAIL CLASS
                                                                  ---------------------------      -------------------------
                                                                   SHARES           VALUE           SHARES          VALUE
                                                                  ---------      ------------      --------      -----------
MID CAP REGIONAL FUND
Shares sold..................................................     4,561,720      $ 47,581,271       365,213      $ 3,858,435
Shares reinvested............................................        14,908           158,322         1,456           15,289
Shares repurchased...........................................       (97,553)       (1,057,490)      (49,929)        (530,437)
                                                                  ---------      ------------      --------      -----------
Net increase.................................................     4,479,075      $ 46,682,103       316,740      $ 3,343,287
                                                                  =========      ============      ========      ===========
EQUITY FUND
Shares sold..................................................     2,204,373      $ 30,453,279        29,328      $   408,345
Shares reinvested............................................        95,010         1,289,744         9,835          133,458
Shares repurchased...........................................      (818,100)      (11,561,697)     (184,733)      (2,543,339)
                                                                  ---------      ------------      --------      -----------
Net increase (decrease)......................................     1,481,283      $ 20,181,326      (145,570)     $(2,001,536)
                                                                  =========      ============      ========      ===========
EQUITY INCOME FUND
Shares sold..................................................     3,319,667      $ 33,658,233        11,161      $   114,046
Shares reinvested............................................        55,277           562,440           187            1,933
Shares repurchased...........................................       (88,575)         (914,369)          (34)            (350)
                                                                  ---------      ------------      --------      -----------
Net increase.................................................     3,286,369      $ 33,306,304        11,314      $   115,629
                                                                  =========      ============      ========      ===========

[ARROW LOGO]
                            ARMADA FUNDS

BOARD OF TRUSTEES           Richard B. Tullis
                              Chairman of the Board, President and Treasurer Chairman Emeritus, Harris
                                 Corporation
                              Director, NACCO Materials
                                 Handling Group, Inc.
                              Director, Hamilton Beach/Proctor-
                                 Silex, Inc.
                              Director, Waste-Quip, Inc.

                            Thomas R. Benua, Jr.
                              Trustee
                              President, EBCO Manufacturing Company
                                 and Subsidiaries

                            Leigh Carter
                              Trustee
                              Retired President and Chief
                                 Operating Officer,
                                 B.F. Goodrich Company

                            John F. Durkott
                              Trustee
                              President and Chief
                                 Operating Officer, Kittle's Home
                                 Furnishings Center, Inc.

                            Richard W. Furst, Dean
                              Trustee
                              Professor of Finance and Dean,
                                 College of Business and Economics,
                                 University of Kentucky

                            J. William Pullen
                              Trustee
                              President and Chief Executive Officer,
                                 Whayne Supply Company

[ARROW LOGO]
                       NOTES

[ARROW LOGO]
                       NOTES

[ARROW LOGO]
                       NOTES